Organization and Principal Activities	12 Months Ended
Aug. 31, 2023
Organization and Principal Activities [Abstract]
Organization and Principal Activities
1.	Organization and Principal Activities

Meta Data Limited (the “Company”, formerly known as “OneSmart International Education Group Limited (“OneSmart”) is a limited company incorporated under the laws of Cayman Islands on March 10, 2017. Since fiscal year 2022, the Company through its consolidated subsidiaries, are engaged in artificial intelligent education service (AIE) and artificial intelligent universe (AIU) IAAS service.

AIE is to build an intelligent training system based on intelligent training platform to provide the maximum immersive experience and the best technical foundation for learning, implementation in RT3D with 360-degree landscape, so that all users are no longer bound to bult World with improved digital life experience. AIU IAAS service provides software & hardware infrastructure (IAAS) to Metaverse business operator or individual users. It improves the accessibility of rendering modes through cloud computing and edge computing algorithms and computing power to improve the virtual world. Use of spatial localization algorithm, virtual scene fitting, real-time network transmission, GPU server, and edge computing to reduce cost and network congestion. Reduce the performance threshold requirements for terminal equipment, and improve the immersive user experience

Before fiscal year 2021, the company was principally engaged in the provision of premium tutoring services for students of kindergarten and primary, middle and high schools (“K12”) and premium young children education services in the People’s Republic of China (the “PRC”). Due to the PRC legal restrictions on foreign ownership and investment in the education business, the Company conducts its primary business operations through its VIEs.

The Company’s Board adopts resolutions approving, and recommends to the shareholders for their approval to change the Company’s corporate name from “OneSmart International Education Group Ltd” to “Meta Data Limited” on its annual general meeting held on April 28, 2022.

On October 28, 2022, the Company, OneSmart Edu Inc. (“OneSmart BVI”), the Company’s wholly owned subsidiary, and Muckle Capital Investment Co., Ltd. (the “Purchaser”), entered into a certain share purchase agreement (the “Disposition SPA”). Pursuant to the Disposition SPA, the Purchaser agreed to purchase OneSmart BVI in exchange for cash consideration of $1.0 million (the “Purchase Price”). Upon the closing of the transaction contemplated by the Disposition SPA, the Purchaser will become the sole shareholder of OneSmart BVI and as a result, assume all assets and liabilities of all the subsidiaries and VIE entities owned or controlled by OneSmart BVI. The closing of the Disposition is subject to certain closing conditions including the payment of the Purchase Price, the receipt of a fairness opinion from Roma Appraisals Limited and the approval of the Company’s shareholders.

As of November 25, 2022, the Company completed the disposition after the satisfaction or waiver of all closing conditions.

Details of the Group’s subsidiaries as of August 31, 2023 are as follows:

Entity	Date of incorporation/ acquisition	Place of incorporation	Percentage of direct or indirect ownership by the Company	Principal activities
			Direct
Meta Data Limited (“Mata Data”)	March 10, 2017	Cayman	100%	Holding company
Metaverse Information Technology Limited (“Metaverse BVI”)	December 16, 2021	BVI	100%	Holding company
Metaverse Digital Technology Co. Limited (“Metaverse Digital”)	January 11, 2022	U.S.A.	100%	Digital Service
Metaverse Information Technology Limited (“Metaverse HK”)	January 24, 2022	Hong Kong	100%	Artificial intelligent education service and Artificial intelligent universe IAAS service